                           FARRELL ALPHA STRATEGIES
                               780 Third Avenue
                                  38th Floor
                           New York, New York  10017



                              THE JAPAN ALPHA FUND

                               SEMI-ANNUAL REPORT
                               September 30, 1995



INVESTMENT ADVISOR

Farrell-Wako Global Investment Management, Inc.
780 Third Avenue, 38th Floor
New York, New York 10017
(212) 319-3944

UNDERWRITER

Fund/Plan Broker Services, Inc.
2 W. Elm Street
Conshohocken, Pennsylvania 19428
(800) 262-7751
(610) 834-3694

SHAREHOLDER SERVICES

Fund/Plan Services, Inc.
2 W. Elm Street
Conshohocken, Pennsylvania 19428
(800) 262-7751
(610) 834-3694


CUSTODIAN

Sumitomo Bank of New York Trust Company
277 Park Avenue
New York, New York 10172


LEGAL COUNSEL

Whitman Breed Abbott & Morgan
200 Park Avenue
New York, New York 10166



AUDITORS

Coopers & Lybrand, L.L.P.
2400 Eleven Penn Center
Philadelphia, Pennsylvania 19103



          For Additional Information about The Japan Alpha Fund call:
                                 (800) 262-7751
                                 (610) 834-3694

To our shareholders:

We are pleased to report for the third quarter of 1995, and the second financial report since inception in April, 1995.

After hitting a low of 14,296 on July 3, the Nikkei 225 has shown a strong advance. For the third quarter, the Nikkei 225 shows appreciation of 23.4% in terms of local currency. Because the yen was weak over the period, the gains to U.S. investors was lower than for Japanese investors. The yen weakened considerably, depreciating by 15.1%. The dollar adjusted gain on the Nikkei 225 was 4.71% for the quarter. Our performance was also positive, but less than that of Nikkei for the period.

The financial situation in Japan showed significant improvement in the 3rd quarter of 1995. First, there was another cut in the discount rate of 0.5% that leaves the rate currently at only 0.5%. With low short-term rates and a positively sloped yield curve, banks are positioned to generate higher profits and rebuild capital positions. Along with the rate cut, the Bank of Japan has been increasing the money supply to further bolster liquidity. With increased liquidity and active support of the dollar, the exchange rate has responded significantly with an appreciation of the dollar of approximately 25% since the second quarter lows. This exchange rate change has alleviated a significant deflationary depressant on the economy. Finally, some initial positive steps have been taken toward a resolution of the bank loan problems. We expect further tangible steps toward resolving the banking situation as we move through fiscal 1995.

Looking ahead, we continue to think that the outlook for the stock market is favorable. First, the improved picture for the credit and currency market should help propel the Japanese economy toward a more sustained recovery along with an improved profit outlook. Second, the Japanese market is still significantly below its all time high, despite the rise from the lows in July. The Japanese market has essentially moved sideways since the bottoming around the 14,000 level in 1992, with a re-test of those lows in July of this year. Third, for the first time we are now beginning to see active discussion of share repurchase programs by industrial corporations. As has been the case in the U.S., we think that the emergence of such share repurchase programs will have a sustained favorable impact on the market in Japan.

The Fund's portfolio consists of 50 select Japanese equities that meet the parameters of the advisor's proprietary valuation methodology and strict diversification guidelines. Industries that appear especially attractive within the portfolio include: Food and Beverages, Automobiles, Electrical Power, Pharmaceuticals, Electrical Equipment and Electronics.

We look forward to participating in the recovery and long-term growth of the market in Japan.

Sincerely,

/s/ James L. Farrell, Jr.

James L. Farrell, Jr.
Chairman and Portfolio Manager
Farrell-Wako Global Investment Management, Inc.

JAPAN ALPHA FUND
SCHEDULE OF INVESTMENTS (unaudited)                           September 30, 1995
================================================================================

                                                                    Market
                                                      Shares        Value
                                                    ----------   ----------
Equities - Japan 94.61%
Ashikaga Bank, Ltd. (The).......................         5,000  $    31,427
Bridgestone Corp. ..............................         6,000       89,416
Chubu Electric Power Co., Ltd. .................         3,434       83,552
Daishowa Paper Mfg. Co., Ltd./1/ ...............        19,000      130,789
Ezaki Glico Co., Ltd. ..........................        10,000       85,969
Fuji Fire & Marine Ins. ........................        17,000       86,344
Gunze Ltd. .....................................        15,000       83,790
Haseko .........................................         9,000       40,420
Hitachi Cable ..................................        12,000       86,618
Hitachi Koki....................................         9,000       78,741
Hokkaido Bank...................................        23,000       72,283
Hokkaido Electric Power.........................         3,570       86,138
Inax............................................         5,000       50,132
Japan Energy Corp. .............................        11,000       32,340
Keiyo Bank......................................        13,000       65,896
Komatsu Forklift Co., Ltd. .....................        14,000       90,835
Kyodo Shiryo....................................        16,000       54,339
Lion Corp. .....................................        11,000       61,557
Maruetsu .......................................        10,000       83,029
Matsushita Refrigeration........................        11,000       76,054
Matsushita Seiko................................        13,000       89,223
Mikuni Coca-Cola Bottling.......................         4,000       45,823
Mitsubishi Motors Corp. ........................         5,000       42,224
Mitsubishi Plastic Inc. ........................        23,000       88,605
Mizuno Corp. ...................................        10,000       93,775
NHK Spring Co., Ltd. ...........................        19,000       88,605
Nichiei (Fudosan)...............................        21,000       80,900
Nichii Co., Ltd. ...............................         8,000      101,379
Nichimen Corp. .................................        10,000       39,031
Nintendo Corp., Ltd. ...........................         1,300       95,549
Nippon Oil Co., Ltd. ...........................        12,000       64,964
Nippon Television Network.......................           400       99,757
Nishi-Nippon Railroad...........................        10,000       39,031
Nisson Electric Co., Ltd. ......................        13,000       89,355
NKK Corp./1/ ...................................        18,000       48,358
Okamura.........................................        11,000       81,407
Orient Corp. ...................................        17,000       81,346
Pokka Corp. ....................................         4,000       40,957
Q.P. Corp. - Japan..............................         9,000       76,460
Rinnai..........................................         3,700       81,772
Sekisui House Ltd. .............................         4,000       49,878
Shiseido Co., Ltd. .............................         8,000       83,536

                See accompanying notes to financial statements.

JAPAN ALPHA FUND
SCHEDULE OF INVESTMENTS (unaudited)                           September 30, 1995
================================================================================

                                                                      Market
                                                      Shares          Value
                                                     ---------     -----------
Equities (continued)
Showa Aluminum Corp. ...........................        10,000    $    41,667
Sogo/1/ ........................................         9,000         32,391
Sun Wave Industrial.............................         6,000         81,509
Taisho Pharmaceutical...........................         4,000         75,426
Takara Standard.................................         8,000         84,347
Tanabe Seiyaku..................................        11,000         79,177
Toho Gas........................................        24,000         77,616
Tohoku Electric Power...........................         1,717         42,124
Tokyo Gas Co., Ltd. ............................        10,000         36,800
Tokyo Hotel Chain Co., Ltd. ....................        11,000         72,486
Toshoku.........................................         8,000         38,686
Totoku Electric.................................        15,000         86,679
Toyo Suisan Kaisha..............................         7,000         73,804
Toyoda Machine Works............................        13,000         90,278
Unisia Jecs Corp. ..............................         8,000         42,985
Yamamura Glass..................................        14,000         86,861
Yasuda Trust & Banking..........................        14,000         82,178
Zexel Corp. ....................................        13,000         82,370

Total Equities - Japan                                             -----------
  (Cost $4,682,294).............................                    4,278,988
                                                                   -----------
                                                        Face
                                                       Amount
                                                     ----------
Short Term Investments - 0.92%

Time Deposit 3.00%, due 10/04/95
    (Cost $41,741)..............................    $   41,741         41,741
                                                                   -----------
Total Investments - 95.53%
    (Cost $4,724,035*)..........................                    4,320,729
                                                                   -----------
Cash and other assets,
     less liabilities - 4.47%...................                      201,947
                                                                   -----------

Net Assets - 100%...............................                  $ 4,522,676
                                                                   ===========

/1/ Non-income producing security

* Cost for Federal income tax purposes is $4,724,035 and net unrealized depreciation consists of:

   Gross unrealized appreciation................                  $ 2,059,856
   Gross unrealized depreciation................                   (2,463,162)
                                                                   -----------
   Net unrealized depreciation..................                  $  (403,306)
                                                                   ===========

                See accompanying notes to financial statements.

JAPAN ALPHA FUND
STATEMENT OF ASSETS AND LIABILITIES (unaudited)               September 30, 1995
================================================================================

ASSETS:
  Investments, at market value (Cost $4,724,035) (Note 1) ......................................   $   4,320,729
  Foreign currency, at market value (Cost $45,969) .............................................          46,603
  Dividends and interest receivable ............................................................          12,801
  Receivable for capital stock sold ............................................................           5,000
  Deferred organization costs (Note 1) .........................................................          45,271
  Receivable from Advisor ......................................................................          75,585
  Other assets .................................................................................          29,905
                                                                                                    -------------
        TOTAL ASSETS ...........................................................................       4,535,894
                                                                                                    -------------
LIABILITIES:
  Payables:
    Accrued expenses ...........................................................................          13,218
                                                                                                    -------------
        TOTAL LIABILITIES ......................................................................          13,218
                                                                                                    -------------

NET ASSETS:                                                                                        $   4,522,676
                                                                                                    =============
Class A Shares:
 Net assets (Applicable to 502,541 shares; unlimited number of shares
  of beneficial interest authorized without par value) .........................................   $   4,377,410
                                                                                                    =============

 Net asset value and redemption price per Class A share ($4,377,410 / 502,541 shares) ..........   $        8.71
                                                                                                    =============

 Offering price per share ($8.71 / 97.25) ......................................................   $        8.96
                                                                                                    =============
Class D Shares:
 Net assets (Applicable to 16,643 shares; unlimited number of shares
  of beneficial interest authorized without par value) .........................................   $     145,266
                                                                                                    =============
 Net asset value, offering and redemption price per Class D share
  ($145,266 / 16,643 shares) ...................................................................   $        8.73
                                                                                                    =============

NET ASSETS CONSIST OF:
 Paid-in capital ...............................................................................       5,175,143
 Accumulated net investment loss ...............................................................         (36,615)
 Accumulated realized loss on investments and foreign currency related transactions.............        (213,239)
 Net unrealized depreciation on investments and foreign currency related transactions...........        (402,613)
                                                                                                    -------------
        NET ASSETS .............................................................................   $   4,522,676
                                                                                                    =============

                See accompanying notes to financial statements.

JAPAN ALPHA FUND
STATEMENT OF OPERATIONS (unaudited)
================================================================================

                                                                                                 For the Period
                                                                                                 April 9, 1995*
                                                                                                     through
                                                                                                  September 30,
                                                                                                      1995
                                                                                                 ---------------
INVESTMENT INCOME
 Dividends...................................................................................   $        14,300
 Interest....................................................................................               294
                                                                                                 ---------------
        TOTAL INCOME.........................................................................            14,594
                                                                                                 ---------------
EXPENSES:
 Administration fees.........................................................................            52,429
 Investment advisory fees (Note 2)...........................................................            17,632
 Transfer agent fees.........................................................................            13,440
 Legal fees..................................................................................             8,053
 Accounting fees.............................................................................             7,967
 Registration fees...........................................................................             6,478
 Printing....................................................................................             5,749
 Distribution expense Class A (Note 2).......................................................             5,036
 Custodian fees..............................................................................             2,576
 Amortization of organization costs (Note 1).................................................             1,829
 Insurance expense...........................................................................               240
 Directors' fees.............................................................................               129
 Miscellaneous...............................................................................             4,004
                                                                                                 ---------------
        TOTAL EXPENSES.......................................................................           125,562
        Expenses reimbursed and waived by Advisor (Note 2)...................................           (74,353)
                                                                                                 ---------------
        NET EXPENSES.........................................................................            51,209
                                                                                                 ---------------
NET INVESTMENT LOSS..........................................................................           (36,615)
                                                                                                 ---------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
FOREIGN CURRENCY:
 Net realized loss on investments............................................................           (70,744)
 Net realized loss on foreign currency related transactions..................................          (142,495)
 Net change in unrealized depreciation on investments and foreign
   currency related transactions.............................................................          (402,613)
                                                                                                 ---------------
 Net realized and unrealized loss on investments and foreign currency related transactions...          (615,852)
                                                                                                 ---------------
Decrease in Net Assets from operations.......................................................   $      (652,467)
                                                                                                 ===============

* Commencement of operations

                See accompanying notes to financial statements.

JAPAN ALPHA FUND
STATEMENT OF CHANGES IN NET ASSETS (unaudited)
================================================================================

                                                                                             For the Period
                                                                                             April 9, 1995*
                                                                                                through
                                                                                              September 30,
                                                                                                  1995
                                                                                            ---------------
OPERATIONS:
 Net investment loss....................................................................   $       (36,615)
 Net realized loss on investments and foreign currency related transactions.............          (213,239)
 Net change in unrealized depreciation on investments and foreign
   currency related transactions........................................................          (402,613)
                                                                                            ---------------
 Net decrease in net assets resulting from operations...................................          (652,467)
                                                                                            ---------------

CAPITAL SHARE TRANSACTIONS (NOTE H):
 Proceeds from sale of shares...........................................................         5,176,010
 Reinvested dividends...................................................................                 0
 Cost of shares repurchased.............................................................              (967)
                                                                                            ---------------
 Increase in net assets derived from capital share transactions.........................         5,175,043
                                                                                            ---------------
     TOTAL INCREASE IN NET ASSETS.......................................................         4,522,576
                                                                                            ---------------
NET ASSETS:

 Beginning of period....................................................................               100
                                                                                            ---------------
 End of period (including undistributed net investment loss of $36,615).................   $     4,522,676
                                                                                            ===============

* Commencement of operations


                See accompanying notes to financial statements.

JAPAN ALPHA FUND
FINANCIAL HIGHLIGHTS (unaudited)
================================================================================

                                                                                         Class A Shares      Class D Shares
                                                                                         --------------      --------------
                                                                                         For the Period      For the Period
The table below sets forth financial data for one share of capital stock                 April 9, 1995*      April 9, 1995*
outstanding throughout the period presented.                                                through             through
                                                                                          September 30,       September 30,
                                                                                              1995                1995
                                                                                        ---------------     ---------------
Net asset value, beginning of period................................................   $         10.00     $         10.00
                                                                                        ---------------     ---------------
   Loss from investment operations:
   Net investment loss..............................................................             (0.14)/1/           (0.05)/1/
   Net realized and unrealized loss on investments and foreign
      currency related transactions.................................................             (1.15)/1/           (1.22)/1/
                                                                                        ---------------     ---------------
      Total loss from investment operations.........................................             (1.29)              (1.27)
                                                                                        ---------------     ---------------
Net asset value, end of period......................................................   $          8.71     $          8.73
                                                                                        ===============     ===============

Total return........................................................................           (12.90%)/2/         (12.70%)

Ratios/Supplemental Data
   Net assets, end of period (in 000s)..............................................   $         4,377     $           145
   Ratio of expenses to average net assets:
      Before expense reimbursement and waiver.......................................             6.09%/3/            5.59%/3/
      After expense reimbursement and waiver........................................             2.50%/3/            2.25%/3/
   Ratio of net investment income to average net assets:
      Before expense reimbursement and waiver.......................................            (5.38%)/3/          (4.41%)/3/
      After expense reimbursement and waiver........................................            (1.79%)/3/          (1.07%)/3/
   Portfolio turnover rate..........................................................            62.86%              62.86%

 * Commencement of operations
 /1/ Calculated using the average shares method
 /2/ Total return calculation does not reflect sales load
 /3/ Annualized

                See accompanying notes to financial statements.

JAPAN ALPHA FUND
NOTES TO FINANCIAL STATEMENTS (unaudited)                     September 30, 1995
================================================================================

1.  Significant Accounting Policies

Farrell Alpha Strategies (the "Trust") is organized as a Delaware business trust pursuant to a Trust Agreement dated April 6, 1995. The Trust is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Trust consists of a separate investment fund called The Japan Alpha Fund (the "Fund"). The Trust, through the Fund, offers two separate classes of shares (Class A Shares and Class D Shares) which vary with respect to sales charges, distribution costs, voting rights and dividends. Shares of Class A are offered at net asset value per share plus a maximum sales charge at the time of purchase of 2.75%, which will remain in place until the assets of the Fund reach $10 million or more. Shareholders who purchase Class D Shares are not subject to a sales charge or distribution fees. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  A. Security Valuation: Securities listed on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded over-the-counter are priced at the mean of the last bid and asked prices. Securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Trustees believes represents fair value.

  The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current exchange rate. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities.

  Portfolio securities traded on a foreign exchange are generally valued at the respective current prevailing exchange rates. The securities' values are translated into U.S. dollars using these rates. If a rate has been determined to have materially changed subsequently to the time it was established, the fair value of those securities (considering the changing conditions) will be determined by (or under the direction of) the Fund's Board of Trustees.

  B. Risks Associated with Foreign Securities: There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible government seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information regarding such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgements abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity.

JAPAN ALPHA FUND
NOTES TO FINANCIAL STATEMENTS (unaudited)                     September 30, 1995
================================================================================

  B. Risks Associated with Foreign Securities (continued): Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any to be distributed to shareholders of the Fund.

  C. Federal Income Taxes: It is the policy of the Fund to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Fund has met the requirements of the Code applicable to regulated investment companies for the period ended September 30, 1995. Therefore, no federal income tax provision is required.

  D. Determination Of Gains Or Losses On Sales Of Securities: Gains or losses on the sale of securities are determined on the identified cost basis.

  E. Organization Costs: Organization costs are being amortized on a straight-line basis over five years from the Fund's commencement of operations.

  F. Distributions To Shareholders: The Fund will distribute its net investment income annually in December. Any net gains realized from the sale of portfolio securities and net gains realized from foreign currency transactions are distributed at least once each year unless they are used to offset losses carried forward from prior years. Distributions to shareholders will be recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. The dividends on Class A Shares will normally be lower than those on Class D Shares because of additional distribution expenses charged to Class A Shares.

  G. Other: Securities transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net assets (inclusive of capital stock activity) of each class of shares.

  H. Capital Share Transactions: The Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Transactions in shares of beneficial interest from April 9, 1995 (commencement of investment operations) through September 30, 1995 were as follows:

                                     CLASS A SHARES          CLASS D SHARES
                                     --------------          --------------
                                  Shares      Amount       Shares     Amount
                                  -------   ----------     -------    ------
Shares sold...................    502,541   $5,023,210     16,743    $152,800
Shares issued through
  reinvestment of dividends...          0            0          0           0
Shares redeemed...............         (5)         (45)      (105)       (922)
                                  -------   ----------     ------    --------
Net Increase..................    502,536   $5,023,165     16,638    $151,878
                                  =======   ==========     ======    ========

JAPAN ALPHA FUND
NOTES TO FINANCIAL STATEMENTS (unaudited)                     September 30, 1995
================================================================================

2.  Advisory, Administration and Distribution Agreements:

Farrell-Wako Global Investment Management, Inc. (the "Advisor"), a registered investment advisor, provides the Fund with investment management services. As compensation for these services, the Fund pays the Advisor a monthly fee which is calculated daily by applying an annual rate of 0.98% to the average daily net assets of the Fund. The Advisor has voluntarily agreed to waive its fees and reimburse the Fund to the extent total annualized expenses exceed 2.50% (Class A Shares) and 2.25% (Class D Shares) of the Fund's average daily net assets. For the period ended September 30, 1995, the Advisor agreed to waive fees totaling $74,353. Certain officers and trustees of the Fund are also officers and directors of the Advisor. All officers serve without direct compensation from the Fund.

Under its Administrative Services Agreement (the "Agreement") with the Fund, Fund/Plan Services, Inc., the Fund's Administrator, provides certain administrative services for which the Fund pays a fee computed at the annual rate of 0.15% of the first $75 million of total average net assets, 0.10% of the next $75 million of total average net assets and 0.05% of total net assets in excess of $150 million. As stated in the Agreement, aggregate administration fees will not be less than $95,000 for both Class A and Class D Shares.

Pursuant to Rule 12b-1 under the Act, the Fund has adopted a Plan of Distribution (the "Plan") for the Fund's Class A Shares. As provided in the Plan, the Class A Shares will pay an annual fee of 0.25% of the Fund's average daily net assets attributable to Class A Shares to Fund/Plan Broker Services, Inc., the Fund's distributor, as compensation for its services.

3.  Investment Transactions

Investment transactions for the period ended September 30, 1995, excluding temporary short-term investments, are as follows:

                           Purchases    Proceeds from sales
                           ---------    -------------------
                          $7,538,878        $2,785,840